UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

May 27, 2005
Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION
(Exact name of registrant as specified in its charter)

VERMONT
(State of other jurisdiction of incorporation)

1-8291	03-0127430
(Commission File Number)	(IRS Employer Identification Number)

163 ACORN LANE
COLCHESTER, VT 05446
(Address and zip code of principal executive offices)

(802) 864-5731
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2005, Green Mountain Power Corporation (the “Company”) entered into 2005 Officer Deferred Stock Unit Agreements (the “Deferred Stock Unit Agreements”) with each of the following officers of the Company: Christopher L. Dutton, President and Chief Executive Officer; Robert J. Griffin, Vice President, Chief Financial Officer and Treasurer; Walter S. Oakes, Vice President Field Operations; Mary G. Powell, Senior Vice President and Chief Operating Officer; Donald J. Rendall, Jr., Vice President, General Counsel and Secretary; and Stephen C. Terry, Senior Vice President, Corporate and Legal Affairs. Pursuant to the Deferred Stock Unit Agreements, the Company granted Stock Units to each of the above-named officers under the Green Mountain Power Corporation 2004 Stock Incentive Plan (the “Plan”) in the following amounts:

Christopher L. Dutton	15,800	Stock Units
Robert J. Griffin	2,100	Stock Units
Walter S. Oakes	1,500	Stock Units
Mary G. Powell	7,000	Stock Units
Donald J. Rendall, Jr.	3,500	Stock Units
Stephen C. Terry	3,900	Stock Units

Each Stock Unit represents the right to receive one share of the Company’s Common Stock pursuant to a vesting schedule set forth in the agreements, which provides that one half of the Stock Units vest on May 23, 2006 and the remainder vest on May 23, 2007. The Deferred Stock Unit Agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Also on May 27, 2005, the Company entered into an amended and restated Officer Deferred Stock Unit Agreement with Stephen C. Terry, which amends and restates an Officer Deferred Stock Unit Agreement between the Company and Stephen C. Terry dated as of February 10, 2004 (the “2004 Deferred Stock Unit Agreement”). As amended and restated, the 2004 Deferred Stock Unit Agreement provides that unvested Stock Units granted pursuant thereto will not be forfeited upon Mr. Terry’s retirement from the Company if, on the date of such retirement, Mr. Terry is entitled to receive benefits, without actuarial reduction thereof, under the Company’s Employees’ Retirement Plan. Under the Company’s Employees’ Retirement Plan, eligible employees are entitled to receive benefits without actuarial reduction at the age of 59 and after at least 10 years of service. The amended and restated 2004 Deferred Stock Unit Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on May 27, 2005, the Company entered into a 2005 Supplemental Retirement Plan with Stephen C. Terry (the “2005 Supplemental Retirement Plan”) pursuant to which the Company and Mr. Terry memorialized the terms of a new supplemental retirement plan for Mr. Terry adopted by the Company’s board of directors by resolutions dated December 30, 2004 and previously filed with the Securities and Exchange Commission. Pursuant to the 2005 Supplemental Retirement Plan, and subject to the provisions thereof, beginning January 1, 2006, the Company will pay Mr. Terry a monthly benefit equal to 33% of his base salary for 2005 for a period of fifteen years. The 2005 Supplemental Retirement Plan is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s board of directors and its compensation committee authorized the Company to enter into the 2005 Deferred Stock Unit Agreements, the 2004 Deferred Stock Unit Agreement and the 2005 Supplemental Retirement Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
10.1	2005 Officer Deferred Stock Unit Agreement with Christopher L. Dutton, dated May 27, 2005
10.2	2005 Officer Deferred Stock Unit Agreement with Robert J. Griffin, dated May 27, 2005
10.3	2005 Officer Deferred Stock Unit Agreement with Walter S. Oakes, dated May 27, 2005
10.4	2005 Officer Deferred Stock Unit Agreement with Mary G. Powell, dated May 27, 2005
10.5	2005 Officer Deferred Stock Unit Agreement with Donald J. Rendall, Jr., dated May 27, 2005
10.6	2005 Officer Deferred Stock Unit Agreement with Stephen C. Terry, dated May 27, 2005
10.7	Officer Deferred Stock Unit Agreement with Stephen C. Terry, dated May 27, 2005
10.8	2005 Supplemental Retirement Plan with Stephen C. Terry, dated May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN POWER CORPORATION (Registrant)

By: /s/ Robert J. Griffin	May 27, 2005
Robert J. Griffin Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer	Date

EXHIBIT INDEX

Exhibit	Description
10.1	2005 Officer Deferred Stock Unit Agreement with Christopher L. Dutton, dated May 27, 2005
10.2	2005 Officer Deferred Stock Unit Agreement with Robert J. Griffin, dated May 27, 2005
10.3	2005 Officer Deferred Stock Unit Agreement with Walter S. Oakes, dated May 27, 2005
10.4	2005 Officer Deferred Stock Unit Agreement with Mary G. Powell, dated May 27, 2005
10.5	2005 Officer Deferred Stock Unit Agreement with Donald J. Rendall, Jr., dated May 27, 2005
10.6	2005 Officer Deferred Stock Unit Agreement with Stephen C. Terry, dated May 27, 2005
10.7	Officer Deferred Stock Unit Agreement with Stephen C. Terry, dated May 27, 2005
10.8	2005 Supplemental Retirement Plan with Stephen C. Terry, dated May 27, 2005